UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1 to
Current Report on
FORM 8-K/A

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 18, 2015

AMERICAN MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35257	27-0855785
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 16th Street, Suite 310 Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (720) 457-6060
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On September 21, 2015, American Midstream Partners, LP (the "Partnership") filed a Current Report on Form 8-K (the "Original Filing") in connection with the completion of the acquisition of a 26.33% interest in Pinto Offshore Holdings, LLC ("Pinto") from Toga Offshore, LLC, an affiliate of ArcLight Capital Partners, LLC ("ArcLight") on September 18, 2015. Pinto owns (i) approximately 49% of the limited liability company interests of Delta House FPS LLC and (ii) approximately 49% of the limited liability company interests of Delta House Oil and Gas Lateral LLC, which respectively own the Delta House floating production system and related pipeline infrastructure (collectively referred to as "Delta House").  As a result, the Partnership owns a minority interest in Pinto, which in turn owns a minority interest in Delta House FPS LLC and Delta House Oil & Gas Lateral LLC. Pursuant to the limited liability company agreement of Pinto, we have no management control or authority over the day-to-day operations of Pinto.

The Partnership is filing this Amendment No. 1 to the Current Report on Form 8-K/A to provide certain audited and unaudited financial statements of Delta House and unaudited pro forma consolidated financial statements of the Partnership, each as required by Item 9.01(a) and Item 9.01(b) of Form 8-K. This information was not included in the the Original Filing.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired

The financial statements of Delta House FPS LLC as of June 30, 2015 and for the six months ended June 30, 2015 and 2014 (unaudited) and as of December 31, 2014 and 2013 and for the years then ended (audited), including the notes thereto, are filed herewith as Exhibit 99.2. The financial statements of Delta House Oil & Gas Lateral LLC as of June 30, 2015 and for the six months ended June 30, 2015 and 2014 (unaudited) and as of December 31, 2014 and 2013 and for the years then ended (audited), including the notes thereto, are filed herewith as Exhibit 99.3.

(b) Pro forma financial information

The unaudited pro forma condensed consolidated financial statements of American Midstream Partners, LP as of June 30, 2015 and for the six months ended June 30, 2015 and for the year ended December 31, 2014, including the notes thereto, are filed herewith as Exhibit 99.4.

(d) Exhibits

Exhibit No.		Description
23.1		Consent of Independent Auditor - BDO USA, LLP
23.2		Consent of Independent Auditor - UHY LLP
99.1	*	Press Release regarding the Delta House Transaction dated September 21, 2015 (filed as Exhibit 99.1 to the Original Filing).
99.2
Delta House FPS, LLC Financial Statements as of June 30, 2015, and for the six months ended June 30, 2015 and 2014 (unaudited) and as of December 31, 2014 and 2013 and for the years then ended (audited), including the notes thereto.

99.3
Delta House Oil and Gas Lateral, LLC Financial Statements as of June 30, 2015 and for the six months ended June 30, 2015 and 2014 (unaudited) and as of December 31, 2014 and 2013 and for the years then ended (audited), including the notes thereto.

99.4
Unaudited Pro Forma Condensed Consolidated Financial Statements of American Midstream Partners, LP as of June 30, 2015 and for the six months ended June 30, 2015 and for the year ended December 31, 2014, including the notes thereto.

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Midstream Partners, LP

By: American Midstream GP, LLC,
its General Partner

Date: October 23, 2015	By:	/s/ Daniel C. Campbell
	Name:	Daniel C. Campbell
	Title:	Senior Vice President and Chief Financial Officer